EFFECTIVE JUNE 3, 2013,
THE NAME HAS CHANGED
TO GTECH S.P.A.
EXHIBIT A
AMERICAN DEPOSITARY
SHARES
Each American Depositary Share
represents
one 1 Deposited Share
THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY SHARES OF
THE PAR VALUE OF EURO
1.00 EACH OF
LOTTOMATICA S.p.A
INCORPORATED UNDER THE
LAWS OF THE REPUBLIC OF
ITALY
            The Bank of New
York, as depositary hereinafter
called the Depositary, hereby
certifies that , or registered assigns
IS THE OWNER OF
AMERICAN DEPOSITARY
SHARES
representing deposited ordinary
shares herein called Shares of
Lottomatica S.p.A., incorporated
under the laws of Italy herein
called the Company.  At the date
hereof, each American Depositary
Share represents one Share
deposited or subject to deposit
under the Deposit Agreement as
such term is hereinafter defined at
the Milan, Italy office of 2S Banca
S.p.A. herein called the Custodian.
 The Depositarys Corporate Trust
Office is located at a different
address than its principal executive
office.  Its Corporate Trust Office
is located at 101 Barclay Street,
New York, N.Y. 10286, and its
principal executive office is located
at One Wall Street, New York,
N.Y. 10286.
THE DEPOSITARYS
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y. 10286








1.
      THE DEPOSIT
AGREEMENT.
      This American Depositary
Receipt is one of an issue herein
called Receipts, all issued and to be
issued upon the terms and
conditions set forth in the deposit
agreement, dated as of , 2007
herein called the Deposit
Agreement, by and among the
Company, the Depositary, and all
Owners and holders from time to
time of American Depositary
Shares issued thereunder, each of
whom by accepting American
Depositary Shares agrees to
become a party thereto and become
bound by all the terms and
conditions thereof.  The Deposit
Agreement sets forth the rights of
Owners and holders and the rights
and duties of the Depositary in
respect of the Shares deposited
thereunder and any and all other
securities, property and cash from
time to time received in respect of
such Shares and held thereunder
such Shares, securities, property,
and cash are herein called
Deposited Securities.  Copies of
the Deposit Agreement are on file
at the Depositarys Corporate Trust
Office in New York City and at
the office of the Custodian.
      The statements made on the
face and reverse of this Receipt are
summaries of certain provisions of
the Deposit Agreement and are
qualified by and subject to the
detailed provisions of the Deposit
Agreement, to which reference is
hereby made.  Capitalized terms
defined in the Deposit Agreement
and not defined herein shall have
the meanings set forth in the
Deposit Agreement.
2.
      SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF SHARES.
      Upon surrender at the
Corporate Trust Office of the
Depositary of American Depositary
Shares, and upon payment of the
fee of the Depositary for the
surrender of Receipts as provided
in Section 5.09 of the Deposit
Agreement and payment of all
taxes and governmental charges
payable in connection with such
surrender and withdrawal of the
Deposited Securities, and subject
to the terms and conditions of the
Deposit Agreement, the Bylaws
Statuto of the Company, the
Deposited Securities and applicable
law, the Owner of those American
Depositary Shares is entitled to
delivery, to him or as instructed, of
the amount of Deposited Securities
at the time represented by those
American Depositary Shares.
 Delivery of such Deposited
Securities may be made by the
delivery of a certificates or account
transfer in the name of the Owner
hereof or as ordered by him, with
proper endorsement or
accompanied by proper instruments
or instructions of transfer and b
any other securities, property and
cash to which such Owner is then
entitled in respect of this Receipt.
 Such delivery will be made at the
option of the Owner hereof, either
at the office of the Custodian or at
the Corporate Trust Office of the
Depositary, provided that the
forwarding of certificates for
Shares or other Deposited
Securities for such delivery at the
Corporate Trust Office of the
Depositary shall be at the risk and
expense of the Owner hereof.
      Notwithstanding any other
provision of the Deposit
Agreement, each Owner agrees to
comply with i reasonable requests
from the Company pursuant to
applicable law, the rules and
requirements of CONSOB or any
other regulatory agency or
authority, the MTA, or any other
stock exchange or automated
quotation system on which the
Shares are, or will be, registered,
traded or listed or the Companys
Bylaws Statuto, which are made to
provide information, inter alia, as
to the capacity in which such
Owner owns American Depositary
Shares and Shares as the case may
be and regarding the identity of
any other person interested in such
American Depositary Shares and
the nature of such interest and
various other matters, whether or
not they are Owners at the time of
such request and ii the disclosure
obligations with respect to material
shareholdings in listed companies
in accordance with Italian law or
CONSOB regulations and
requirements.  The Depositary
agrees to comply with reasonable
written instructions received from
time from the Company requesting
that the Depositary forward any
such request from the Company to
the Owners and to forward to the
Company any such responses to
such requests received by the
Depositary
3.
      TRANSFERS, SPLITUPS,
AND COMBINATIONS OF
RECEIPTS.
      Transfers of American
Depositary Shares may be
registered on the books of the
Depositary by the Owner in person
or by a duly authorized attorney,
upon surrender of those American
Depositary Shares properly
endorsed for transfer or
accompanied by proper instruments
of transfer, in the case of a Receipt,
or pursuant to a proper instruction
including, for the avoidance of
doubt, instructions through DRS
and Profile as provided in Section
2.10 of the Deposit Agreement, in
the case of uncertificated American
Depositary Shares, and funds
sufficient to pay any applicable
transfer taxes and the fees and
expenses of the Depositary and
upon compliance with such
regulations, if any, as the
Depositary may establish for such
purpose. This Receipt may be split
into other such Receipts, or may be
combined with other such Receipts
into one Receipt, evidencing the
same aggregate number of
American Depositary Shares as the
Receipt or Receipts surrendered.
The Depositary, upon surrender of
certificated American Depositary
Shares for the purpose of
exchanging for uncertificated
American Depositary Shares, shall
cancel those certificated American
Depositary Shares and send the
Owner a statement confirming that
the Owner is the Owner of
uncertificated American
Depositary Shares. The Depositary,
upon receipt of a proper instruction
including, for the avoidance of
doubt, instructions through DRS
and Profile as provided in Section
2.10 of the Deposit Agreement
from the Owner of uncertificated
American Depositary Shares for
the purpose of exchanging for
certificated American Depositary
Shares, shall cancel those
uncertificated American
Depositary Shares and deliver to
the Owner the same number of
certificated American Depositary
Shares.  As a condition precedent
to the delivery, registration of
transfer, or surrender of any
American Depositary Shares or
splitup or combination of any
Receipt or withdrawal of any
Deposited Securities, the
Depositary, the Custodian, or
Registrar may require payment
from the depositor of the Shares or
the presenter of the Receipt or
instruction for registration of
transfer or surrender of American
Depositary Shares not evidenced
by a Receipt of a sum sufficient to
reimburse it for any tax or other
governmental charge and any stock
transfer or registration fee with
respect thereto including any such
tax or charge and fee with respect
to Shares being deposited or
withdrawn and payment of any
applicable fees as provided in the
Deposit Agreement, may require
the production of proof
satisfactory to it as to the identity
and genuineness of any signature
and may also require compliance
with any regulations the Depositary
may establish consistent with the
provisions of the Deposit
Agreement.
      The delivery of American
Depositary Shares against deposit
of Shares generally or against
deposit of particular Shares may be
suspended, or the transfer of
American Depositary Shares in
particular instances may be refused,
or the registration of transfer of
outstanding American Depositary
Shares generally may be
suspended, during any period
when the transfer books of the
Depositary or the registers of the
shareholders of the Company and
Foreign Registrar, if applicable, are
closed, or if any such action is
deemed necessary or advisable by
the Depositary or the Company at
any time or from time to time
because of any requirement of law
or of any government or
governmental body or commission,
or under any provision of the
Deposit Agreement, or for any
other reason, subject to the
provisions of the following
sentence. Notwithstanding
anything to the contrary in the
Deposit Agreement or this Receipt,
the surrender of outstanding
American Depositary Shares and
withdrawal of Deposited Securities
may not be suspended subject only
to i temporary delays caused by
closing the transfer books of the
Depositary or the Company or the
Foreign Registrar, if applicable, or
the deposit of Shares in connection
with voting at a shareholders
meeting, or the payment of
dividends, ii the payment of fees,
taxes and similar charges, and iii
compliance with any U.S. or
foreign laws or governmental
regulations relating to the
American Depositary Shares or to
the withdrawal of the Deposited
Securities.  Without limitation of
the foregoing, the Depositary shall
not knowingly accept for deposit
under the Deposit Agreement any
Shares which would be required to
be registered under the provisions
of the Securities Act of 1933,
unless a registration statement is in
effect as to such Shares or such
Shares are exempt from registration
thereunder.
      The Depositary will use
reasonable efforts to comply with
and shall use reasonable efforts to
cause the Custodian to comply
with written instructions of the
Company not to accept for deposit
under the Deposit Agreement any
Shares identified in such
instructions at such times and
under such circumstances as may
reasonably be specified in such
instructions in order to facilitate
the Companys compliance with the
securities laws of the United
States.
4.
      LIABILITY OF OWNER
FOR TAXES.
      If any tax or other
governmental charge shall become
payable with respect to any
American Depositary Shares or any
Deposited Securities represented
by any American Depositary
Shares, such tax or other
governmental charge shall be
payable by the Owner to the
Depositary.  The Depositary may
refuse to register any transfer of
those American Depositary Shares
or any withdrawal of Deposited
Securities represented by those
American Depositary Shares until
such payment is made, and the
Company and the Depositary may
withhold any dividends or other
distributions, or may sell for the
account of the Owner any part or
all of the Deposited Securities
represented by those American
Depositary Shares, and may apply
such dividends or other
distributions or the proceeds of any
such sale in payment of such tax or
other governmental charge and the
Owner shall remain liable for any
deficiency.
5.
      WARRANTIES ON
DEPOSIT OF SHARES.
      Every person depositing
Shares under the Deposit
Agreement shall be deemed
thereby to represent and warrant,
that such Shares and each
certificate therefor, if applicable,
are validly issued, fully paid,
nonassessable and free of any
preemptive or similar rights of the
holders of outstanding Shares and
that the person making such
deposit is duly authorized so to do.
 Every such person shall also be
deemed to represent that the
deposit of such Shares and the sale
of American Depositary Shares
representing such Shares by that
person are not restricted under the
Securities Act of 1933.  Such
representations and warranties shall
survive the deposit of Shares and
delivery of American Depositary
Shares.
6.
      FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.
      Any person presenting
Shares for deposit or any Owner or
holder may be required from time
to time to file with the Depositary
or the Custodian such proof of
citizenship or residence, exchange
control approval, or such
information relating to the
registration on the books of the
Company or the Foreign Registrar,
if applicable, to execute such
certificates and to make such
representations and warranties, as
the Depositary may deem
necessary or proper.  The
Depositary may withhold the
delivery or registration of transfer
of any American Depositary Shares
or the distribution of any dividend
or sale or distribution of rights or
of the proceeds thereof or the
delivery of any Deposited
Securities until such proof or other
information is filed or such
certificates are executed or such
representations and warranties
made.  No Share shall be accepted
for deposit unless accompanied by
evidence satisfactory to the
Depositary that any necessary
approval has been granted by any
governmental body in Italy that is
then performing the function of the
regulation of currency exchange.
7.
      CHARGES OF
DEPOSITARY.
      To the extent permitted by
applicable law, the following
charges shall be incurred by any
party depositing or withdrawing
Shares or by any party surrendering
American Depositary Shares or to
whom American Depositary Shares
are issued including, without
limitation, issuance pursuant to a
stock dividend or stock split
declared by the Company or an
exchange of stock regarding the
American Depositary Shares or
Deposited Securities or a delivery
of American Depositary Shares
pursuant to Section 4.03 of the
Deposit Agreement, or by Owners,
as applicable  1 taxes and other
governmental charges, 2 such
registration fees as may from time
to time be in effect for the
registration of transfers of Shares
generally on the Share register of
the Company or Foreign Registrar
and applicable to transfers of
Shares to or from the name of the
Depositary or its nominee or the
Custodian or its nominee on the
making of deposits or withdrawals
under the terms of the Deposit
Agreement, 3 such cable, telex and
facsimile transmission expenses as
are expressly provided in the
Deposit Agreement, 4 such
expenses as are incurred by the
Depositary in the conversion of
Foreign Currency pursuant to
Section 4.05 of the Deposit
Agreement, 5 a fee of 5.00 or less
per 100 American Depositary
Shares or portion thereof for the
delivery of American Depositary
Shares pursuant to Section 2.03,
4.03 or 4.04 of the Deposit
Agreement and the surrender of
American Depositary Shares
pursuant to Section 2.05 or 6.02 of
the Deposit Agreement, 6 a fee of
..02 or less per American Depositary
Share or portion thereof for any
cash distribution made pursuant to
the Deposit Agreement, including,
but not limited to Sections 4.01
through 4.04 of the Deposit
Agreement, 7 a fee for the
distribution of securities pursuant
to Section 4.02 of the Deposit
Agreement, such fee being in an
amount equal to the fee for the
execution and delivery of
American Depositary Shares
referred to above which would
have been charged as a result of the
deposit of such securities for
purposes of this clause 7 treating all
such securities as if they were
Shares but which securities are
instead distributed by the
Depositary to Owners, 8 a fee of
..02 or less per American Depositary
Share or portion thereof per annum
for depositary services, which will
be payable as provided in clause 9
below, provided, however, that no
fee will be assessed under this
clause 8 to the extent that a fee
was charged pursuant to clause 6
above during the calendar year and
9 any other charges payable by the
Depositary, any of the Depositarys
agents, including the Custodian, or
the agents of the Depositarys
agents in connection with the
servicing of Shares or other
Deposited Securities which charge
shall be assessed against Owners as
of the date or dates set by the
Depositary in accordance with
Section 4.06 of the Deposit
Agreement and shall be collectable
at the sole discretion of the
Depositary by billing such Owners
for such charge or by deducting
such charge from one or more cash
dividends or other cash
distributions.
      The Depositary, subject to
Article 8 hereof, may own and deal
in any class of securities of the
Company and its affiliates and in
American Depositary Shares.
8.
      PRERELEASE OF
RECEIPTS.
      Unless requested by the
Company to cease doing so, the
Depositary may, notwithstanding
Section 2.03 of the Deposit
Agreement, execute and deliver
Receipts prior to the receipt of
Shares pursuant to Section 2.02 of
the Deposit Agreement PreRelease.
 The Depositary may, pursuant to
Section 2.05 of the Deposit
Agreement, deliver Shares upon
the receipt and cancellation of
Receipts which have been
PreReleased, whether or not such
cancellation is prior to the
termination of such PreRelease or
the Depositary knows that such
Receipt has been PreReleased.  The
Depositary may receive Receipts in
lieu of Shares in satisfaction of a
PreRelease.  Each PreRelease will
be a preceded or accompanied by a
written representation and
agreement from the person to
whom Receipts are to be delivered
that such person, or its customer,
i owns the Shares or Receipts to be
remitted, as the case may be,
ii assigns all beneficial right, title
and interest in such Shares to the
Depositary for the benefit of the
Owners, and iii agrees in effect to
hold such Shares for the account of
the Depositary until delivery of the
same upon the Depositarys request,
b at all times fully collateralized
such collateral marked to market
daily with cash or U.S. government
securities, c terminable by the
Depositary on not more than five 5
business days notice, and d subject
to such further indemnities and
credit regulations as the Depositary
deems appropriate.  The number of
American Depositary Shares which
are outstanding at any time as a
result of PreReleases will not
normally exceed thirty percent 30%
of the American Depositary Shares
outstanding without giving effect
to American Depositary Shares
evidenced by Receipts outstanding
as a result of PreRelease; provided,
however, that the Depositary
reserves the right to disregard such
limit from time to time as it deems
appropriate and may, with the prior
written consent of the Company,
change such limit for purposes of
general application.  The
Depositary will also set limits with
respect to the number of
PreReleased Receipts involved in
transactions to be done hereunder
with any one person on a case by
case basis as it deems appropriate.
 The collateral referred to in clause
b above shall be held by the
Depositary for the benefit of the
Owners as security for the
performance of the obligations to
deliver Shares set forth in clause a
above and shall not, for the
avoidance of doubt, constitute
Deposited Securities hereunder.
      The Depositary may retain
for its own account any
compensation received by it in
connection with the foregoing.
9.
      TITLE TO RECEIPTS.
      It is a condition of this
Receipt and every successive
Owner and holder of this Receipt
by accepting or holding the same
consents and agrees that when
properly endorsed or accompanied
by proper instruments of transfer,
shall be transferable as certificated
registered securities under the laws
of New York. American
Depositary Shares not evidenced
by Receipts shall be transferable as
uncertificated registered securities
under the laws of New York.  The
Depositary, notwithstanding any
notice to the contrary, may treat
the Owner of American Depositary
Shares as the absolute owner
thereof for the purpose of
determining the person entitled to
distribution of dividends or other
distributions or to any notice
provided for in the Deposit
Agreement and for all other
purposes, and neither the
Depositary nor the Company shall
have any obligation or be subject to
any liability under the Deposit
Agreement to any Holder of
American Depositary Shares unless
that Holder is the Owner of those
American Depositary Shares.
10.
      VALIDITY OF RECEIPT.
      This Receipt shall not be
entitled to any benefits under the
Deposit Agreement or be valid or
obligatory for any purpose, unless
this Receipt shall have been
executed by the Depositary by the
manual signature of a duly
authorized signatory of the
Depositary; provided, however that
such signature may be a facsimile if
a Registrar for the Receipts shall
have been appointed and such
Receipts are countersigned by the
manual signature of a duly
authorized officer of the Registrar.
11.
      REPORTS; INSPECTION
OF TRANSFER BOOKS.
      The Company currently
furnishes the Securities and
Exchange Commission hereinafter
called the Commission with certain
public reports and documents
required by foreign law or
otherwise under Rule 12g32b
under the Securities Exchange Act
of 1934.  Such reports and
communications will be available
for inspection and copying at the
public reference facilities
maintained by the Commission
located at 100 F Street, N.E.,
Washington, D.C. 20549.
      The Depositary will make
available for inspection by Owners
at its Corporate Trust Office any
reports, notices and other
communications, including any
proxy soliciting material, received
from the Company which are both
a received by the Depositary as the
holder of the Deposited Securities
and b made generally available to
the holders of such Deposited
Securities by the Company.  The
Depositary will also, upon written
request by the Company, send to
Owners copies of such reports
when furnished by the Company
pursuant to the Deposit
Agreement.  Any such reports and
communications, including any
such proxy soliciting material,
furnished to the Depositary by the
Company shall be furnished in
English to the extent such materials
are required to be translated into
English pursuant to any regulations
of the Commission.
      The Depositary will keep
books, at its Corporate Trust
Office, for the registration of
American Depositary Shares and
transfers of American Depositary
Shares which at all reasonable
times shall be open for inspection
by the Owners, provided that such
inspection shall not be for the
purpose of communicating with
Owners in the interest of a business
or object other than the business of
the Company or a matter related to
the Deposit Agreement or the
American Depositary Shares.
12.
      DIVIDENDS AND
DISTRIBUTIONS.
      Whenever the Depositary
receives any cash dividend or other
cash distribution on any Deposited
Securities, the Depositary will, if at
the time of receipt thereof any
amounts received in a Foreign
Currency can, subject to the
provisions of Section 4.05 of the
deposit Agreement, be converted
on a reasonable basis into United
States dollars transferable to the
United States, and subject to the
Deposit Agreement, promptly
convert such dividend or
distribution into dollars and will
promptly distribute the amount
thus received net of the fees and
expenses of the Depositary as
provided in Article 7 hereof and
Section 5.09 of the Deposit
Agreement to the Owners entitled
thereto; provided, however, that in
the event that the Company or the
Depositary is required to withhold
and does withhold from any cash
dividend or other cash distribution
in respect of any Deposited
Securities an amount on account of
taxes or other governmental
charges, the amount distributed to
the Owners of the American
Depositary Shares representing
such Deposited Securities shall be
reduced accordingly.
      Subject to the provisions of
Section 4.11 and 5.09 of the
Deposit Agreement, whenever the
Depositary receives any
distribution other than a
distribution described in
Section 4.01, 4.03 or 4.04 of the
Deposit Agreement, the Depositary
will, without undue delay, cause
the securities or property received
by it to be distributed to the
Owners entitled thereto, in any
manner that the Depositary may
deem equitable and practicable for
accomplishing such distribution;
provided, however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the Owners
of Receipts entitled thereto, or if
for any other reason the Depositary
deems such distribution not to be
feasible, the Depositary may adopt
such method as it may deem
equitable and practicable for the
purpose of effecting such
distribution, including, but not
limited to, the public or private sale
of the securities or property thus
received, or any part thereof, and
the net proceeds of any such sale
net of the fees and expenses of the
Depositary as provided in Article 7
hereof and Section 5.09 of the
Deposit Agreement will be
distributed by the Depositary to
the Owners of Receipts entitled
thereto all in the manner and
subject to the conditions described
in Section 4.01 of the Deposit
Agreement.
      If any distribution consists
of a dividend in, or free
distribution of, Shares, the
Depositary may, and shall if the
Company so requests, distribute to
the Owners entitled thereto, an
aggregate number of American
Depositary Shares representing the
amount of Shares received as such
dividend or free distribution,
subject to the terms and conditions
of the Deposit Agreement with
respect to the deposit of Shares
and after deduction or upon
issuance of American Depositary
Shares, including the withholding
of any tax or other governmental
charge as provided in Section 4.11
of the Deposit Agreement and the
payment of the fees and expenses
of the Depositary as provided in
Article 7 hereof and Section 5.09
of the Deposit Agreement and the
Depositary may sell, by public or
private sale, an amount of Shares
received sufficient to pay its fees
and expenses in respect of that
 distribution.  In lieu of delivering
fractional American Depositary
Shares in any such case, the
Depositary will sell the amount of
Shares represented by the
aggregate of such fractions and
distribute the net proceeds, all in
the manner and subject to the
conditions described in Section
4.01of the Deposit Agreement.  If
additional American Depositary
Shares are not so delivered, each
American Depositary Share shall
thenceforth also represent the
additional Shares distributed upon
the Deposited Securities
represented thereby.
      In the event that the
Depositary determines that any
distribution in property including
Shares and rights to subscribe
therefor is subject to any tax or
other governmental charge which
the Depositary is obligated to
withhold, the Depositary may by
public or private sale dispose of all
or a portion of such property
including Shares and rights to
subscribe therefor in such amounts
and in such manner as the
Depositary deems necessary and
practicable to pay any such taxes or
charges, and the Depositary shall
distribute the net proceeds of any
such sale after deduction of such
taxes or charges to the Owners of
Receipts entitled thereto as
provided in Section 4.01 of the
Deposit Agreement.
      The Depositary shall
employ reasonable effort to ensure
that any distribution to Owners
pursuant to this Article 12 shall not
be unreasonably delayed.
13.
      RIGHTS.
      In the event that the
Company shall offer or cause to be
offered to the holders of any
Deposited Securities any rights to
subscribe for additional Shares or
any rights of any other nature, the
Depositary shall have discretion as
to the procedure to be followed in
making such rights available to any
Owners or in disposing of such
rights on behalf of any Owners and
making the net proceeds available
to such Owners or, if by the terms
of such rights offering or for any
other reason, the Depositary may
not either make such rights
available to any Owners or dispose
of such rights and make the net
proceeds available to such Owners,
then the Depositary shall allow the
rights to lapse.  If at the time of the
offering of any rights the
Depositary determines in its
reasonable discretion that it is
lawful and feasible to make such
rights available to all or certain
Owners but not to other Owners,
the Depositary may distribute to
any Owner to whom it determines
the distribution to be lawful and
feasible, in proportion to the
number of American Depositary
Shares held by such Owner,
warrants or other instruments
therefor in such form as it deems
appropriate.
      In circumstances in which
rights would otherwise not be
distributed, if an Owner requests
the distribution of warrants or
other instruments in order to
exercise the rights allocable to the
American Depositary Shares of
such Owner under the Deposit
Agreement, the Depositary will
make such rights available to such
Owner upon written notice from
the Company to the Depositary
that a the Company has elected in
its sole discretion to permit such
rights to be exercised and b such
Owner has executed such
documents as the Company has
determined in its sole discretion are
reasonably required under
applicable law.
      If the Depositary has
distributed warrants or other
instruments for rights to all or
certain Owners, then upon
instruction from such an Owner
pursuant to such warrants or other
instruments to the Depositary from
such Owner to exercise such rights,
upon payment by such Owner to
the Depositary for the account of
such Owner of an amount equal to
the purchase price of the Shares to
be received upon the exercise of
the rights, and upon payment of
the fees and expenses of the
Depositary and any other charges
as set forth in such warrants or
other instruments, the Depositary
shall, on behalf of such Owner,
exercise the rights and purchase the
Shares, and the Company shall
cause the Shares so purchased to be
delivered to the Depositary on
behalf of such Owner.  As agent
for such Owner, the Depositary
will cause the Shares so purchased
to be deposited pursuant to Section
2.02 of the Deposit Agreement,
and shall, pursuant to Section 2.03
of the Deposit Agreement, deliver
American Depositary Shares to
such Owner.  In the case of a
distribution pursuant to the second
paragraph of this Article 13, such
deposit shall be made, and
depositary shares shall be
delivered, under depositary
arrangements which provide for
issuance of depositary shares
subject to the appropriate
restrictions on sale, deposit,
cancellation, and transfer under
applicable United States laws.
      If the Depositary
determines in its reasonable
discretion that it is not lawful and
feasible to make such rights
available to all or certain Owners or
if the rights are not exercised and
the Depositary concludes that they
are about to lapse, the Depositary
may sell such rights, warrants or
other instruments in proportion to
the number of American
Depositary Shares held by the
Owners to whom it has determined
it may not lawfully or feasibly
make such rights available, and
allocate the net proceeds of such
sales net of the fees and expenses
of the Depositary as provided in
Section 5.09 of the Deposit
Agreement and all taxes and
governmental charges payable in
connection with such rights and
subject to the terms and conditions
of the Deposit Agreement for the
account of such Owners otherwise
entitled to such rights, warrants or
other instruments, upon an
averaged or other practical basis
without regard to any distinctions
among such Owners because of
exchange restrictions or the date of
delivery of any American
Depositary Shares or otherwise.
      Except as otherwise
provided in the third preceding
paragraph, the Depositary will not
offer rights to Owners unless both
the rights and the securities to
which such rights relate are either
exempt from registration under the
Securities Act of 1933 with respect
to a distribution to all Owners or
are registered under the provisions
of such Act; provided, that nothing
in the Deposit Agreement shall
create any obligation on the part of
the Company to file a registration
statement with respect to such
rights or underlying securities or to
endeavor to have such a
registration statement declared
effective.  If an Owner requests the
distribution of warrants or other
instruments, notwithstanding that
there has been no such registration
under the Securities Act of 1933,
the Depositary shall not effect such
distribution unless it has received
an opinion from recognized counsel
in the United States for the
Company upon which the
Depositary may rely that such
distribution to such Owner is
exempt from such registration.
      The Depositary shall not be
responsible for any failure to
determine that it may be lawful or
feasible to make such rights
available to Owners in general or
any Owner in particular.
14.
      CONVERSION OF
FOREIGN CURRENCY.
      Whenever the Depositary or
the Custodian shall receive Foreign
Currency, by way of dividends or
other distributions or the net
proceeds from the sale of
securities, property or rights, and if
at the time of the receipt thereof
the Foreign Currency so received
can pursuant to applicable law be
converted on a reasonable basis
into Dollars and the resulting
Dollars transferred to the United
States, the Depositary shall
promptly convert or cause to be
converted as promptly as
reasonably practicable by sale or in
any other manner that it may
determine, such Foreign Currency
into Dollars, and such Dollars shall
be promptly distributed to the
Owners entitled thereto or, if the
Depositary shall have distributed
any warrants or other instruments
which entitle the holders thereof to
such Dollars, then to the holders of
such warrants andor instruments
upon surrender thereof for
cancellation.  Such distribution
may be made upon an averaged or
other practicable basis without
regard to any distinctions among
Owners on account of exchange
restrictions, the date of delivery of
any American Depositary Shares or
otherwise and shall be net of any
expenses of conversion into Dollars
incurred by the Depositary as
provided in Section 5.09 of the
Deposit Agreement or taxes and
other governmental charges to be
withheld by the Company, the
Custodian or the Depositary.
      If such conversion or
distribution can be effected only
with the approval or license of any
government or agency thereof, the
Depositary shall file, as promptly as
reasonably practicable, such
application for approval or license,
if any, as it may deem necessary
and appropriate.
      If at any time the
Depositary determines in its
reasonable judgment that any
Foreign Currency received by the
Depositary or the Custodian is not
convertible on a reasonable basis
into Dollars transferable to the
United States, or if any approval or
license of any government or
agency thereof which is required
for such conversion is denied or in
the opinion of the Depositary is not
obtainable, or if any such approval
or license is not obtained within a
reasonable period as determined by
the Depositary, the Depositary may
distribute the Foreign Currency or
an appropriate document
evidencing the right to receive such
Foreign Currency received by the
Depositary to, or in its discretion
may hold such Foreign Currency
uninvested and without liability for
interest thereon for the respective
accounts of, the Owners entitled to
receive the same.
      If any such conversion of
Foreign Currency, in whole or in
part, cannot be effected for
distribution to some of the Owners
entitled thereto, the Depositary
may in its discretion make such
conversion and distribution in
Dollars to the extent permissible to
the Owners entitled thereto and
may distribute the balance of the
Foreign Currency received by the
Depositary to, or hold such balance
uninvested and without liability for
interest thereon for the respective
accounts of, the Owners entitled
thereto.
15.
      RECORD DATES.
      Whenever any cash
dividend or other cash distribution
shall become payable or any
distribution other than cash shall be
made, or whenever rights shall be
issued with respect to the
Deposited Securities, or whenever
the Depositary shall receive notice
of any meeting of holders of
Shares or other Deposited
Securities, or whenever for any
reason the Depositary causes a
change in the number of Shares
that are represented by each
American Depositary Share, or
whenever the Depositary shall find
it necessary or convenient, the
Depositary shall fix a record date a
for the determination of the
Owners who shall be i entitled to
receive such dividend, distribution
or rights or the net proceeds of the
sale thereof, ii entitled to give
instructions for the exercise of
voting rights at any such meeting
or iii responsible for any fee or
charge assessed by the Depositary
pursuant to the Deposit
Agreement, or b on or after which
each American Depositary Share
will represent the changed number
of Shares, subject to the provisions
of the Deposit Agreement.
 Depositary will endeavor to set a
record date as close as reasonably
practicable to any corresponding
date set by the company with
respect to the Deposited Securities.
16.
      VOTING OF
DEPOSITED SECURITIES.
      Owners of the Shares are
entitled to vote at and attend the
Companys ordinary and
extraordinary shareholders
meetings.  Owners of the American
Depositary Shares must follow
certain procedures in order to
instruct the Depositary as to the
exercise of the voting rights
pertaining to the Shares
represented by the American
Depositary Shares.  Upon receipt
from the Company of notice of any
meeting or solicitation of proxies or
consents of holders of Shares or
other Deposited Securities, the
Depositary shall, if requested in
writing by the Company, as soon as
practicable thereafter, mail to the
Owners of Receipts a notice, the
form of which notice shall be in the
sole discretion of the Depositary,
which shall contain a such
information as is contained in such
notice of meeting received by the
Depositary from the Company, b a
statement that the Owners as of the
close of business on a specified
record date will be entitled, subject
to any applicable provision of
Italian law and of the Bylaws
Statuto of the Company, to instruct
the Depositary as to the exercise of
the voting rights, if any, pertaining
to the amount of Shares or other
Deposited Securities represented
by their respective American
Depositary Shares and c a
statement as to the manner in
which such instructions may be
given.  Upon the written request of
an Owner of American Depositary
Shares on such record date,
received on or before the date
established by the Depositary for
such purpose, the Depositary shall
endeavor insofar as practicable to
vote or cause to be voted the
amount of Shares or other
Deposited Securities represented
by the American Depositary Shares
in accordance with the instructions
set forth in such request.  The
Depositary shall not vote or
attempt to exercise the right to vote
that attaches to such Shares or
other Deposited Securities, other
than in accordance with such
instructions. There can be no
assurance that Owners generally or
any Owner in particular will receive
the notice described in the
preceding paragraph sufficiently
prior to the instruction date to
ensure that the Depositary will vote
the Shares or Deposited Securities
in accordance with the provisions
set forth in the preceding
paragraph.
17.
      CHANGES AFFECTING
DEPOSITED SECURITIES.
      Upon any change in
nominal value, change in par value,
splitup, consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation, or sale of
assets affecting the Company or to
which it is a party, or upon the
redemption or cancellation by the
Company of the Deposited
Securities, any securities, cash or
property which shall be received by
the Depositary or a Custodian in
exchange for, in conversion of, in
lieu of or in respect of Deposited
Securities shall be treated as new
Deposited Securities under the
Deposit Agreement, and American
Depositary Shares shall thenceforth
represent, in addition to the
existing Deposited Securities, the
right to receive the new Deposited
Securities so received, unless
additional Receipts are delivered
pursuant to the following sentence.
 In any such case the Depositary
may deliver additional American
Depositary Shares as in the case of
a dividend in Shares, or call for the
surrender of outstanding Receipts
to be exchanged for new Receipts
specifically describing such new
Deposited Securities.
18.
      LIABILITY OF THE
COMPANY AND
DEPOSITARY.
      Neither the Depositary nor
the Company nor any of their
respective directors, employees,
agents or affiliates shall incur any
liability to any Owner or holder, i if
by reason of any provision of any
present or future law or regulation
of the United States or any other
country, or of any governmental or
regulatory authority or stock
exchange, or by reason of any
provision, present or future, of the
Bylaws Statuto of the Company, or
by reason of any provision of any
securities issued or distributed by
the Company, or any offering or
distribution thereof, or by reason of
any act of God or war or terrorism
or other circumstances beyond its
control, the Depositary or the
Company or any of their directors,
employees, agents or affiliates shall
be prevented, delayed or forbidden
from or be subject to any civil or
criminal penalty on account of
doing or performing any act or
thing which by the terms of the
Deposit Agreement or Deposited
Securities it is provided shall be
done or performed, ii by reason of
any nonperformance or delay,
caused as aforesaid, in the
performance of any act or thing
which by the terms of the Deposit
Agreement it is provided shall or
may be done or performed, iii by
reason of any exercise of, or failure
to exercise, any discretion provided
for in the Deposit Agreement, iv
for the inability of any Owner or
holder to benefit from any
distribution, offering, right or other
benefit which is made available to
holders of Deposited Securities but
is not, under the terms of the
Deposit Agreement, made available
to Owners or holders, or v for any
special, consequential or punitive
damages for any breach of the
terms of the Deposit Agreement.
 Where, by the terms of a
distribution pursuant to
Section 4.01, 4.02 or 4.03 of the
Deposit Agreement, or an offering
or distribution pursuant to
Section 4.04 of the Deposit
Agreement, such distribution or
offering may not be made available
to Owners of Receipts, and the
Depositary may not dispose of
such distribution or offering on
behalf of such Owners and make
the net proceeds available to such
Owners, then the Depositary shall
not make such distribution or
offering, and shall allow any rights,
if applicable, to lapse.  Neither the
Company nor the Depositary
assumes any obligation or shall be
subject to any liability under the
Deposit Agreement to Owners or
holders, except that they agree to
perform their obligations
specifically set forth in the Deposit
Agreement without negligence or
bad faith.  The Depositary shall not
be subject to any liability with
respect to the validity or worth of
the Deposited Securities.  Neither
the Depositary nor the Company
shall be under any obligation to
appear in, prosecute or defend any
action, suit, or other proceeding in
respect of any Deposited Securities
or in respect of the American
Depositary Shares, on behalf of
any Owner or holder or other
person.  Neither the Depositary nor
the Company shall be liable for any
action or nonaction by it in reliance
upon the advice of or information
from legal counsel, accountants,
any person presenting Shares for
deposit, any Owner or holder, or
any other person believed by it in
good faith to be competent to give
such advice or information,
including, but not limited to, any
such action or nonaction based
upon any written notice, request,
direction or other document
believed by it to be genuine and to
have been signed or presented by
the proper party or parties.  The
Depositary shall not be responsible
for any failure to carry out any
instructions to vote any of the
Deposited Securities or for the
manner in which any such vote is
cast or the effect of any such vote,
provided that any such action or
nonaction is in good faith.  The
Depositary shall not be liable for
any acts or omissions made by a
successor depositary whether in
connection with a previous act or
omission of the Depositary or in
connection with a matter arising
wholly after the removal or
resignation of the Depositary,
provided that in connection with
the issue out of which such
potential liability arises, the
Depositary performed its
obligations without negligence or
bad faith while it acted as
Depositary.
        No disclaimer of liability
under the Securities Act of 1933 is
intended by any provision of the
Deposit Agreement.
19.
RESIGNATION AND
REMOVAL OF THE
DEPOSITARY; APPOINTMENT
OF SUCCESSOR CUSTODIAN.
      The Depositary may at any
time resign as Depositary under the
Deposit Agreement by written
notice of its election so to do
delivered to the Company, such
resignation to take effect upon the
earlier of i the appointment of a
successor depositary and its
acceptance of such appointment as
provided in the Deposit Agreement
or ii termination by the Depositary
pursuant to Section 6.02 of the
Deposit Agreement.  The
Depositary may at any time be
removed by the Company by 90
days prior written notice of such
removal, to become effective upon
the later of i the 90th day after
delivery of the notice to the
Depositary and ii the appointment
of a successor depositary and its
acceptance of such appointment as
provided in the Deposit
Agreement.  The Depositary in its
discretion may appoint a substitute
or additional custodian or
custodians.
      Every successor depositary
will execute and deliver to its
predecessor and to the Company
an instrument in writing accepting
its appointment under the Deposit
Agreement, and thereupon such
successor depositary, without any
further act or deed, will become
fully vested with all the rights,
powers, duties and obligations of
its predecessor; but such
predecessor, nevertheless, upon
payment of all sums due it and on
the written request of the
Company, will execute and deliver
an instrument  transferring to such
successor all rights and powers of
such predecessor under the
 Deposit Agreement, will duly
assign, transfer and deliver all
right, title and interest in the
Deposited Securities to such
successor, and will deliver to such
successor a list of the Owners of all
outstanding Receipts. Any such
successor depositary will promptly
mail notice of its appointment to
the Owners.
20.
      AMENDMENT.
      The form of the Receipts
and any provisions of the Deposit
Agreement may at any time and
from time to time be amended by
agreement between the Company
and the Depositary without the
consent of Owners or holders in
any respect which they may deem
necessary or desirable.  Any
amendment which shall impose or
increase any fees or charges other
than taxes and other governmental
charges, registration fees, cable,
telex or facsimile transmission
costs, delivery costs or other such
expenses, or which shall otherwise
prejudice any substantial existing
right of Owners, shall, however,
not become effective as to
outstanding American Depositary
Shares until the expiration of thirty
days after notice of such
amendment shall have been given
to the Owners of outstanding
American Depositary Shares. Every
Owner and holder of American
Depositary Shares, at the time any
amendment so becomes effective,
shall be deemed, by continuing to
hold such American Depositary
Shares or any interest therein, to
consent and agree to such
amendment and to be bound by the
Deposit Agreement as amended
thereby. In no event shall any
amendment impair the right of the
Owner to surrender American
Depositary Shares and receive
therefor the Deposited Securities
represented thereby, except in
order to comply with mandatory
provisions of applicable law.
      Notwithstanding the
foregoing, if any governmental
body should adopt new laws, rules
or regulations which would require
amendment of this Deposit
Agreement to ensure compliance
therewith, the Company and the
Depositary may amend the Deposit
Agreement and the Receipts at any
time in accordance with such
changed rules.  Such amendment or
supplement to this Deposit
Agreement in such circumstances
may become effective before a
notice of such amendment is given
to Owners or within any other
period of time as required for
compliance.
21.
      TERMINATION OF
DEPOSIT AGREEMENT.
      The Company may
terminate the Deposit Agreement
by instructing the Depositary to
mail notice of termination to the
Owners of all American Depositary
Shares then outstanding at least 60
days prior to the termination date
included in such notice.  The
Depositary may likewise terminate
the Deposit Agreement, if at any
time 30 days shall have expired
after the Depositary delivered to
the Company a written resignation
notice and if a successor depositary
shall not have been appointed and
accepted its appointment as
provided in the Deposit
Agreement; in such case the
Depositary shall mail a notice of
termination to the Owners of all
American Depositary Shares then
outstanding at least 30 days prior
to the termination date.  On and
after the date of termination, the
Owner of American Depositary
Shares will, upon a surrender of
such American Depositary Shares,
b payment of the fee of the
Depositary for the surrender of
American Depositary Shares
referred to in Section 2.05, and c
payment of any applicable taxes or
governmental charges, be entitled
to delivery, to him or upon his
order, of the amount of Deposited
Securities represented by those
American Depositary Shares.  If
any American Depositary Shares
shall remain outstanding after the
date of termination, the Depositary
thereafter shall discontinue the
registration of transfers of
American Depositary Shares, shall
suspend the distribution of
dividends to the Owners thereof,
and shall not give any further
notices or perform any further acts
under the Deposit Agreement,
except that the Depositary shall
continue to collect dividends and
other distributions pertaining to
Deposited Securities, shall sell
rights and other property as
provided in the Deposit
Agreement, and shall continue to
deliver Deposited Securities,
together with any dividends or
other distributions received with
respect thereto and the net
proceeds of the sale of any rights
or other property, upon surrender
of American Depositary Shares
after deducting, in each case, the
fee of the Depositary for the
surrender of American Depositary
Shares, any expenses for the
account of the Owner of such
American Depositary Shares in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental charges. At
any time after the expiration of
four months from the date of
termination, the Depositary may
sell the Deposited Securities then
held under the Deposit Agreement
and may thereafter hold uninvested
the net proceeds of any such sale,
together with any other cash then
held by it thereunder, unsegregated
and without liability for interest,
for the pro rata benefit of the
Owners of American Depositary
Shares that have not theretofore
been surrendered, such Owners
thereupon becoming general
creditors of the Depositary with
respect to such net proceeds. After
making such sale, the Depositary
shall be discharged from all
obligations under the Deposit
Agreement, except to account for
such net proceeds and other cash
after deducting, in each case, the
fee of the Depositary for the
surrender of American Depositary
Shares, any expenses for the
account of the Owner of such
American Depositary Shares in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental charges.
 Upon the termination of the
Deposit Agreement, the Company
shall be discharged from all
obligations under the Deposit
Agreement except for its
obligations to the Depositary with
respect to indemnification, charges,
and expenses.
22.
DTC DIRECT REGISTRATION
SYSTEM AND PROFILE
MODIFICATION SYSTEM.
      a
            Notwithstanding
the provisions of Section 2.04 of
the Deposit Agreement, the parties
acknowledge that the Direct
Registration System DRS and
Profile Modification System
Profile shall apply to uncertificated
American Depositary Shares upon
acceptance thereof to DRS by
DTC.  DRS is the system
administered by DTC pursuant to
which the Depositary may register
the ownership of uncertificated
American Depositary Shares,
which ownership shall be
evidenced by periodic statements
issued by the Depositary to the
Owners entitled thereto.  Profile is
a required feature of DRS which
allows a DTC participant, claiming
to act on behalf of an Owner, to
direct the Depositary to register a
transfer of those American
Depositary Shares to DTC or its
nominee and to deliver those
American Depositary Shares to the
DTC account of that DTC
participant without receipt by the
Depositary of prior authorization
from the Owner to register such
transfer.
      b
            In connection with
and in accordance with the
arrangements and procedures
relating to DRSProfile, the parties
understand that the Depositary will
not verify, determine or otherwise
ascertain that the DTC participant
which is claiming to be acting on
behalf of an Owner in requesting
registration of transfer and delivery
described in subsection a has the
actual authority to act on behalf of
the Owner notwithstanding any
requirements under the Uniform
Commercial Code.  For the
avoidance of doubt, the provisions
of Sections 5.03 and 5.08 of the
Deposit Agreement shall apply to
the matters arising from the use of
the DRS.  The parties agree that
the Depositarys reliance on and
compliance with instructions
received by the Depositary through
the DRSProfile System and in
accordance with the Deposit
Agreement, shall not constitute
negligence or bad faith on the part
of the Depositary.
23.
SUBMISSION TO
JURISDICTION; JURY TRIAL
WAIVER; WAIVER OF
IMMUNITIES.
      In the Deposit Agreement,
the Company has i appointed
GTECH Corporation, at One
Broadway Center, Schenectady,
New York 12301, Attention
General Counsel, in the State of
New York, as the Companys
authorized agent upon which
process may be served in any suit
or proceeding arising out of or
relating to the Shares or Deposited
Securities, the American
Depositary Shares, the Receipts or
this Agreement, ii consented and
submitted to the jurisdiction of any
state or federal court in the State of
New York in which any such suit
or proceeding may be instituted,
and iii agreed that service of
process upon said authorized agent
shall be deemed in every respect
effective service of process upon
the Company in any such suit or
proceeding.
      EACH PARTY TO THE
DEPOSIT AGREEMENT
INCLUDING, FOR
AVOIDANCE OF DOUBT,
EACH OWNER AND HOLDER
THEREBY IRREVOCABLY
WAIVES, TO THE FULLEST
EXTENT PERMITTED BY
APPLICABLE LAW, ANY
RIGHT IT MAY HAVE TO A
TRIAL BY JURY IN ANY SUIT,
ACTION OR PROCEEDING
AGAINST THE COMPANY
ANDOR THE DEPOSITARY
DIRECTLY OR INDIRECTLY
ARISING OUT OF OR
RELATING TO THE SHARES
OR OTHER DEPOSITED
SECURITIES, THE AMERICAN
DEPOSITARY SHARES OR
THE RECEIPTS, THE DEPOSIT
AGREEMENT OR ANY
TRANSACTION
CONTEMPLATED HEREIN OR
THEREIN, OR THE BREACH
HEREOF OR THEREOF,
INCLUDING WITHOUT
LIMITATION ANY QUESTION
REGARDING EXISTENCE,
VALIDITY OR TERMINATION
WHETHER BASED ON
CONTRACT, TORT OR ANY
OTHER THEORY.
      To the extent that the
Company or any of its properties,
assets or revenues may have or
hereafter become entitled to, or
have attributed to it, any right of
immunity, on the grounds of
sovereignty or otherwise, from any
legal action, suit or proceeding,
from the giving of any relief in any
respect thereof, from setoff or
counterclaim, from the jurisdiction
of any court, from service of
process, from attachment upon or
prior to judgment, from attachment
in aid of execution or judgment, or
other legal process or proceeding
for the giving of any relief or for
the enforcement of any judgment,
in any jurisdiction in which
proceedings may at any time be
commenced, with respect to its
obligations, liabilities or any other
matter under or arising out of or in
connection with the Shares or
Deposited Securities, the American
Depositary Shares, the Receipts or
the Deposit Agreement, the
Company, to the fullest extent
permitted by law, hereby
irrevocably and unconditionally
waives, and agrees not to plead or
claim, any such immunity and
consents to such relief and
enforcement.